UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2021

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 15, 2021, the stockholders of iCAD, Inc. (the “Company”) approved an amendment to the Company’s 2016 Stock Incentive Plan, as amended (the “2016 Plan”), to increase the number of shares of common stock available to 2016 Plan participants thereunder from 2,600,000 shares to 4,700,000 shares and to increase the aggregate number of incentive stock options available thereunder from 1,000,000 to 2,000,000. The foregoing is merely a summary of the amendment to the 2016 Plan, and is qualified in its entirety by reference to the amendment to the 2016 Plan which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2021, the stockholders of the Company approved and adopted an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the Company’s authorized shares of common stock, par value $0.01 per share, from 30,000,000 shares to 60,000,000 shares. The foregoing is merely a summary of the amendment to the Certificate of Incorporation, and is qualified in its entirety by reference to the amendment to the Certificate of Incorporation which is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. On July 21, 2021, the Company filed the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and the amendment was effective upon filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 15, 2021, the Company held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 24,966,268 and there were present at the Meeting, in person or by proxy, 20,019,687 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) to elect Michael Klein, Nathaniel Dalton, Dr. Rakesh Patel, Andy Sassine and Dr. Susan Wood to the board of directors of the Company until the next annual meeting of stockholders;

(2) to approve and adopt an amendment to the Certificate of Incorporation to increase the authorized shares of common stock from 30,000,000 to 60,000,000;

(3) to approve an amendment to the Company’s 2016 Stock Incentive Plan, as amended, to increase the number of shares of common stock available to 2016 Plan participants thereunder from 2,600,000 shares to 4,700,000 shares and to increase the aggregate number of incentive stock options available thereunder from 1,000,000 to 2,000,000;

(4) to approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and

(5) to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2021.

The final results of the stockholders votes at the Meeting are set forth below:

Proposal 1: Election of Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Michael Klein	12,521,337	280,597	7,217,753
Nathaniel Dalton	12,213,574	588,360	7,217,753
Dr. Rakesh Patel	6,181,722	6,620,212	7,217,753
Andy Sassine	10,133,114	2,668,820	7,217,753
Dr. Susan Wood	12,541,836	260,098	7,217,753

Proposal 2: Amendment of Certificate of Incorporation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,010,893	986,589	22,205	n/a

Proposal 3: Approval of Amendment to the 2016 Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,655,623	1,077,058	69,253	7,217,753

Proposal 4: Approval of Resolution Approving Named Executive Officer Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,316,229	404,715	80,990	7,217,753

Proposal 5: Ratification of Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,942,751	68,569	8,367	n/a

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amendment to Certificate of Incorporation

10.1	Amendment to 2016 Stock Incentive Plan, as amended

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: July 21, 2021

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